SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        NORTHWEST TELEPRODUCTIONS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                         NORTHWEST TELEPRODUCTIONS, INC.




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                               September 17, 1999



TO THE SHAREHOLDERS OF NORTHWEST TELEPRODUCTIONS, INC.:

The 1999 Annual Meeting of Shareholders of Northwest Teleproductions, Inc. will be held at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota, on Friday, September 17, 1999, at 2 P.M., Minnesota time, for the following purposes:

         1.       To set the number of members of the Board of Directors at five
                  (5).

         2.       To elect directors of the Company for the ensuing year.

         3. To consider and act upon an increase in the number of shares of Common Stock reserved for issuance pursuant to the Company's 1993 Stock Option Plan (the "Plan") from 260,000 to 385,000 shares.

         4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on August 9, 1999 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                 PHILLIP A. STADEN
                                                 Secretary

Dated:   August 17, 1999
Minneapolis, Minnesota

                         NORTHWEST TELEPRODUCTIONS, INC.



                                 Proxy Statement
                                       for
                         Annual Meeting of Shareholders
                          to be held September 17, 1999




                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Northwest Teleproductions, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on September 17, 1999, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

         Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about August 17, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed August 9, 1999 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on August 9, 1999, 1,356,425 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of August 9, 1999.


         Name and Address                  Amount and Nature of      Percent of
         of Beneficial Owner            Shares Beneficially Owned(1)    Class
         -------------------            ---------------------------- ----------

         James H. Binger                           92,555               6.8%
          Revocable Trust
         80 South Eighth Street
         Minneapolis, MN

         Kathy L. Bachelor                         92,554               6.8%
         14069 Greenway Ave
         Prior Lake, MN 55372

         John G. Lindell                          144,737(2)           10.1%
         621 West Waterview Drive
         Green Valley, AZ 85614

         McDonald & Co. Securities                104,630               7.7%
         800 Superior Avenue
         Cleveland, OH

         John C. Lorentzen and Penney L. Fill      88,500               6.5%
         1205 South Main Street
         Wheaton, IL

(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.

(2) Mr. Lindell has sole voting and sole investment power over 54,012 shares owned directly by him and shares voting and investment power with his wife over 20,925 shares. Amount includes 70,000 shares which may be purchased upon exercise of currently exercisable warrants and options.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of August 9, 1999, by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

Name of Director or                      Number of Shares        Percent of
Officer or Identity of Group           Beneficially Owned(1)      Class(2)


Ronald V. Kelly                            32,500(3)                2.4%
Steven Lose                                 2,250(4)                 *
John C. McGrath                             2,000(4)                 *
Gerald W. Simonson                         46,160(5)                3.4%
Phillip A. Staden                          34,667(6)                2.5%
Nancy L. Reid                               9,500(7)                 *
Michael D. Smith                                0                   N/A
Directors and Executive Officers
 as a Group (9 persons)                   134,702(8)                9.5%

---------------------
 *Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of August 9, 1999, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(3) Includes 17,000 shares which may be purchased upon exercise of currently exercisable options and warrants.

(4) Includes 2,000 shares which may be purchased upon exercise of currently exercisable options.

(5) Includes 15,000 shares which may be purchased upon exercise of currently exercisable warrants.

(6) Includes 21,667 shares which may be purchased upon exercise of currently exercisable options.

(7) Includes 5,000 shares which may be purchased upon exercise of currently exercisable options.

(8) Includes 67,667 shares which may be purchased upon exercise of currently exercisable options and warrants.

                              ELECTION OF DIRECTORS

                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director.

                                      Current
                                    Position(s)                                                           Director
  Name of Nominee         Age      With Company        Principal Occupation(s) During Past Five Years       Since

Ronald V. Kelly            63        Director       Retired;  Senior Vice  President from September 1992    1996
                                                    to  August  1996 of  Pentair,  Inc.  (a  diversified
                                                    industrial   manufacturer);   Vice   President   and
                                                    Specialty  Products Group  President at Pentair from
                                                    March 1989 to September 1992.

Steven Lose                40        Director       Strategic  Business  Analyst with Silicon  Graphics,    1997
                                                    Inc.  (a  computer  manufacturer)  since April 1999.
                                                    Director of North  American  Sales of Scitex Digital
                                                    Video,  Inc. (a video equipment  manufacturer)  from
                                                    April 1995 to April  1999.  Regional  Sales  Manager
                                                    of  Accom,  Inc.  (a video  equipment  manufacturer)
                                                    from March 1992 to April 1995.

John C. McGrath            41        Chairman       Chairman  of the Board of the Company  from  October    1996
                                        And         1997  to  October  1998,  and  President  and  Chief
                                     Director       Executive  Officer  from  November  1996 to  October
                                                    1997.  Chief Operating  Officer of Cutters,  Inc. (a
                                                    nationally  recognized  post  production  and design
                                                    facility)  since  October 1997 and from January 1990
                                                    to November 1996.

Gerald W. Simonson         69        Director       Venture capital investor since June 1978;  President    1976
                                                    and Chief  Executive  Officer of Omnetics  Connector
                                                    Corporation    (manufacturer    of    microminiature
                                                    connectors)  since  March  1991.  Also  currently  a
                                                    director  of  Medtronic,  Inc.  and  The  Chromaline
                                                    Corporation

 Phillip A. Staden         43    President, Chief   President  and CEO of the Company  since October 20,    1998
                                     Executive      1997 and CFO since  November  1996.  Vice  President
                                  Officer, Chief    of the Company from  November  1996 to October 1997.
                                     Financial      Controller   of  the  Company  from  April  1991  to
                                    Officer and     November 3, 1996.
                                     Director


Committee and Board Meetings

         The Company's Board of Directors has an Audit Committee, which reviews with the Company's independent auditors the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Mr. Kelly and Mr. Simonson. The Audit Committee met twice during fiscal 1999.

         The Board also has a Compensation Committee currently consisting of all outside Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 1999, the Compensation Committee met once. The Board does not have a nominating committee. The Company's Board of Directors held seven meetings during fiscal 1999. Each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.

Directors Fees

         Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director. During the fiscal year ended March 31, 1999 the directors elected to waive their fees.

Certain Transactions

         In order to facilitate restructure of the Company's bank line and to provide funding for operations, in July 1996 and February 1997 the Board authorized the issuance of $562,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the principal amount of such investor's Note divided by the Warrant exercise price. Certain directors of the Company purchased $412,500 of the Notes in July 1996 and $150,000 of the Notes in February 1997. In June 1999 the Company restructured the principal and interest payment terms of the Notes.

         On October 1, 1997, the Company and its wholly-owned subsidiary, Northwest Teleproductions Chicago, Inc., borrowed $385,000 and $27,000, respectively, from Jeanne Lindell, wife of former director John G. Lindell, as an advance against two state income tax refunds receivable from Minnesota and Illinois. The Promissory Notes, together with interest at the rate of 10.5% per annum, were paid during the fiscal year ended March 31, 1998 when the refunds were received.

         On June 24, 1998, the Company sold to, and then leased back from, Lindue, LLC, a Minnesota limited liability company, two parcels of land and buildings of the Company located at 4000 West 76th Street and 4455 West 77th Street, Minneapolis, Minnesota. The aggregate sale price for the two parcels was $1,600,000 and was determined by negotiation between the Company and Lindue, LLC. The two parcels were leased back to the Company under three-year leases. The combined monthly rental expense under the two leases for the first three years will be $16,615 in the first year, $17,030 in the second year and $17,456 in the third year. After the initial three-year term of the leases, the Company has the option of renewing each lease for an additional five years. The monthly rental expense will increase incrementally during the fourth through eighth years of such lease extension from $6,882 to $7,596 for the 4000 West 76th Street property and from $11,010 to $12,153.50 for the 4455 West 77th Street property. The Company is also responsible for payment of taxes, operating expenses and maintenance costs relating to the property. Lindue, LLC is owned by John G. Lindell, a shareholder and former director of the Company.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during the Company's last three fiscal years to the Company's President and Chief Executive Officer and to Michael Smith and Nancy Reid, the only other executive officers whose total salary and bonus for fiscal 1999 exceeded $100,000. Mr. Smith became an executive officer of the Company during fiscal 1999. Ms. Reid became an executive officer of the Company during fiscal year 1998.

                                    Annual Compensation            Long Term Compensation
                               ------------------------------ ----------------------------------
                                                                      Awards           Payouts
                                                              ----------------------- ----------

                                                              Restricted                LTIP       All other
      Name and        Fiscal   Salary(1)  Bonus(2)               Stock     Options/    Payouts   Compensation
 Principal Position    Year          $         $      Other     Awards      SARs #        $             $(3)
-------------------   ------   --------   -------     -----   ----------   -------     -------   ------------
Phillip A. Staden     1999     152,750        0         0        None       20,000      None         3,654
President, CEO and    1998     125,384     10,000       0        None       35,000      None         2,173
CFO                   1997     100,635     10,000       0        None       15,000      None         3,007

Michael D. Smith      1999     120,000     21,774       0        None       15,000      None         1,413
VP of Programming

Nancy L. Reid         1999       99,267     3,000       0        None          0        None         2,476
VP of Sales & Mktg    1998       89,982     None        0        None       15,000      None         2,100



(1) Amounts under "Salary" also include the executive's salary deferral contributions to the Company's 401(k) profit sharing plan.

(2)      Bonus amounts for fiscal 1999 are accrued and not yet paid.

(3) Amounts reflect Company contributions to the Company's 401(k) profit sharing plan.

Option/SAR Grants During 1999 Fiscal Year

         The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended March 31, 1999:

                                               Percent of Total
                             Number of           Options/SARs
                             Securities           Granted to             Exercise
                             Underlying        Employees in the       or Base Price
         Name           Options/SARs Granted      fiscal Year           ($/Share)          Expiration Date
------------------      --------------------   ----------------       --------------       ---------------
Phillip A. Staden            20,000(1)                13.9%              $0.4275              10/29/03
Nancy L. Reid                   none                 n/a                   none                  n/a
Michael D. Smith             15,000(2)                10.2%              $0.4275              10/29/03

(1) Such option is exercisable in annual increments of 6,667 shares each, commencing October 30, 1999.

(2) Such option is exercisable in annual increments of 5,000 shares each, commencing October 30, 1999.

Option/SAR Exercises During Fiscal 1999
    And Fiscal Year-End Option/SAR Values

         The following table provides certain information regarding the exercise of stock options during fiscal 1999 by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                          Number of                                                               Value of Unexercised
                            Shares            Value          Number of Unexercised Options      In-the-Money Options at
                           Acquired          Realized             at Fiscal Year End              Fiscal Year End ($)
         Name            On Exercise           ($)           (exercisable/unexercisable)      exercisable/unexercisable(1)
------------------       -----------         --------        ------------------------------   ----------------------------
Phillip A. Staden             0                   0            21,667           48,333             0             7,500
Nancy L. Reid                 0                   0             5,000           10,000             0               0
Michael D. Smith              0                   0               0             15,000             0             5,775

(1) Market value of underlying securities at March 31, 1999 ($.8125) minus the exercise price.

Employment Contracts

         The Company has an Employment Agreement, dated May 11, 1998, with Phillip A. Staden whereby Mr. Staden will serve as President and Chief Executive Officer for a term continuing until October 26, 1999 and renewable annually thereafter for one-year terms. Mr. Staden receives a base annual salary of $155,000 and is eligible to receive an incentive bonus based upon 5% of pre-tax earnings for a fiscal year in excess of 8% of shareholder equity at the beginning of the fiscal year, with a maximum bonus of 50% of base salary. The employment relationship is terminable by written agreement of the parties, by the Company for cause or by Mr. Staden without cause upon 60 days written notice to the Company, in which case the Company has no further obligation to Mr. Staden except for accrued benefits and any compensation earned through the last day of employment. The employment relationship may also be terminated by the Company without cause, in which case the Company is obligated to pay (a) Mr. Staden's base salary for the unexpired portion of the initial term of employment (or, if the Agreement has been renewed, the unexpired portion of the one-year renewal term), (b) the greater of (i) six months of Mr. Staden's base salary or
(ii) one week of his base salary for each full year of employment with the Company, and (c) COBRA premium payments for continued coverage under the Company's group health plan for 12 months. If Mr. Staden's employment is not renewed by the Company for any reason other than mutual agreement, death, disability or cause, the Company is obligated to pay the greater of (i) six months of Mr. Staden's base salary or (ii) one week of his base salary for each full year of employment, and COBRA premium payments for 12 months. The Company's obligation to make any of such payments is contingent upon Mr. Staden's abiding by the confidentiality and noncompete provisions of the Agreement. If the employment relationship is terminated by the Company without cause or not renewed without cause by either party within one year of a "change of control" of the Company, the Company is obligated to pay (a) Mr. Staden's base salary for the unexpired portion of the initial term or renewal term of employment, but only if the employment is terminated by the Company without cause, (b) the greater of (i) six months of Mr. Staden's base salary or (ii) one week of his base salary for each full year of employment with the Company, and (c) COBRA premium payments for 12 months; provided, however, Mr. Staden will not receive any payments under the Employment Agreement or any other agreement with the Company which would constitute a "parachute" payment under Section 280G of the Internal Revenue Code.

       APPROVAL OF INCREASE IN SHARES RESERVED FOR 1993 STOCK OPTION PLAN

                                (Proposal No. 3)

General

         The Board of Directors has adopted, subject to shareholder approval, an increase in the number of shares of Common Stock reserved for issuance pursuant to the Company's 1993 Stock Option Plan (the "Plan") from 260,000 to 385,000 shares.

         A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

Description of 1993 Stock Option Plan

         Purpose. The Company adopted the Plan to promote the success of the Company by affording officers, directors, key employees and other selected individuals the opportunity to obtain a proprietary interest in the growth and performance of the Company. All officers, directors and key employees of the Company or its subsidiaries, as well as consultants, advisors or other persons performing services for the Company, are eligible to receive options under the Plan. As of the date hereof, the Company has approximately 82 officers, directors, employees and consultants or advisors.

         Term. Incentive stock options may be granted under the Plan for a period of ten years from the date the Plan was adopted by the Board of Directors. Nonqualified stock options may be granted pursuant to the Plan until the Plan is discontinued or terminated by the Board.

         Administration. The Plan may be administered by either the Board of Directors or a Committee appointed by the Board (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority: (i) to establish rules for the administration of the Plan; (ii) to select the individuals eligible to receive options under the Plan;
(iii) to determine the type of option to be granted and the number of shares covered by such options; (iv) to set the terms and conditions of such options (which may vary from optionee to optionee); and (v) to determine under what circumstances options may be cancelled or suspended. All determinations and interpretations of the Committee will be binding on all interested parties.

         The maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares that may be issued pursuant to each outstanding option and the exercise price per share may be equitably adjusted by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which the Company receives no consideration. The Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction after which the Company is not the surviving corporation.

         Options. Options granted under the Plan may be either "incentive stock options" within the meaning of I.R.C. Section 422 or nonqualified stock options that do not qualify for special tax treatment under I.R.C. Section 422 or similar provisions. Under current tax law, no incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. For nonqualified stock options, the option price ordinarily will also be the fair market value of the underlying Common Stock on the date of grant. The option exercise price generally may be paid in cash, by certified check or by delivering shares of Common Stock of the Company, valued at fair market value as of the date of exercise, unless the Committee restricts the forms of payment available to the optionee. The closing bid price of the Company's Common Stock on August 12, 1999 was $0.625.

         The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the

Committee when the option is granted, but the term of an incentive stock option may not exceed ten years from the date of grant. The Committee may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option and may determine the effect that an optionee's termination of employment with the Company or a subsidiary may have on the exercisability of such option.

         The Committee may impose additional or alternative conditions and restrictions on incentive or nonqualified stock options granted pursuant to the Plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code. Following a "change of control termination," as described below, all options granted under the Plan will become immediately exercisable and any conditions restricting the exercisability of the options shall be deemed satisfied. Options may not be transferred by the optionee except by will or by the laws of descent and distribution.

         Change of Control Provisions. Following a "change of control termination" all options granted under the Plan will become immediately exercisable. For purposes of these provisions, a "change of control termination: refers to the following if it occurs within two years of a "change of control" of the Company: (i) termination of the individual's employment by the Company for reasons other than a willful failure to perform his or her employment duties or conduct constituting a felony involving moral turpitude or (ii) the individual terminates employment with the Company for "good reason." "Good reason" is generally defined as an adverse change in the individual's responsibilities, authority, compensation or working conditions, or a material breach of an employment agreement by the Company. "Change of control" is defined as: (i) a merger or consolidation involving the Company if less than 50% of the Company's voting stock after the business combination is held by persons who were shareholders before the business combination; (ii) a sale of the assets of the Company substantially as an entirety; (iii) ownership by a person or group of at least 20% of the Company's voting securities; (iv) approval by the shareholders of a plan for the liquidation of the Company; and (v) certain changes in the composition of the Board of Directors.

         Amendment. The Committee may terminate or amend the Plan at any time prior to a "change of control," except that the terms of option agreements then outstanding may not be adversely affected without the consent of the individual. After a change of control, the Committee may not terminate or amend the Plan to deny participants the change of control benefits stated in the Plan. The Committee may not amend the Plan without the approval of the Company's shareholders if the amendment would materially increase the total number of shares of Common Stock available for issuance under the Plan, materially increase the benefits accruing to any individual or materially modify the requirements as to eligibility for participation in the Plan.

         Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under I.R.C. Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                                                         Total Number of
         Name and Position/Group                        Options Received(1)
         --------------------------                     -------------------
         Phillip A. Staden, President                          70,000
         Michael D. Smith, Vice President                      15,000
         Nancy L. Reid, Vice President                         15,000
         Current Executive Officer Group                      115,000
         Current Nonexecutive Officer Director Group           58,000(2)
         Current Nonexecutive Officer Employee Group          119,000

(1) This table reflects only the total stock options granted as of August 9, 1999, without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time.

(2) Includes option for 50,000 shares which terminated, according to its terms, upon termination of Mr. McGrath's employment relationship with the Company.

Vote Required; Recommendation

         The Board of Directors recommends that the shareholders approve the increase in the shares reserved for the 1993 Stock Option Plan. Approval of the increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 1999, all Section 16(a) filing requirements applicable to Insiders were complied with except that Mr. Michael Smith's Form 3 was filed late.

                              INDEPENDENT AUDITORS

         On April 5, 1999, the Company selected Boulay, Heutmaker, Zibell & Co. PLLP to serve as the Company's independent auditors for the 1999 fiscal year and ceased its client-auditor relationship with Deloitte & Touche LLP. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of Boulay, Heutmaker, Zibell & Co. PLLP, any disagreements with Deloitte & Touche LLP, the independent accountant engaged by the Company for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has Deloitte & Touche LLP's report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

         A representative of Boulay, Heutmaker, Zibell & Co. PLLP is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the 1999 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 annual meeting must be received by the Company by May 19, 2000, to be includable in the Company's proxy statement and related proxy for the 2000 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2000 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after August 2, 2000, then management named in the Company's proxy form for the 2000 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.



                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1999 including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, NORTHWEST TELEPRODUCTIONS, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.

Dated:  August 17, 1999
Minneapolis, Minnesota

                         NORTHWEST TELEPRODUCTIONS, INC.
                                      PROXY
    for the 1999 Annual Meeting of Shareholders to be held September 17, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PHILLIP A. STADEN and JOHN C. MCGRATH, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of Northwest Teleproductions, Inc. registered in the name of the undersigned, at the Company's 1999 Annual Meeting of Shareholders and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1.       Set the NUMBER OF DIRECTORS at five (5).
         [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

2.       ELECTION OF DIRECTORS. Nominees: Ronald V. Kelly, Steven Lose, John C. McGrath,
                                          Gerald W. Simonson, Phillip A. Staden

         [  ] FOR all nominees listed above          [  ] WITHHOLD AUTHORITY
              (except those whose names have              to vote for all nominees listed above
              written on the line below).

(To withhold authority to vote for any individual nominee write that nominee's name on the line below.)

-------------------------------------------------------------------------------------------------------


3.       To approve an increase in the number of shares of Common Stock reserved for issuance pursuant to the Company's 1993 Stock Option Plan (the
         "Plan") from 260,000 to 385,000 shares.
         [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

4.       OTHER MATTERS. In their discretion, the appointed Proxies are....
         [  ] AUTHORIZED   [  ] NOT AUTHORIZED
         to vote upon such other business as may properly come before the Meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO
         DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH
         PROPOSAL AND, IN THE CASE OF PROPOSAL #4, WILL BE DEEMED TO GRANT
         AUTHORITY UNDER PROPOSAL #4.

         Dated:_____________________________________,  1999

         __________________________________________________

         __________________________________________________

         (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees guardians, etc., should indicate capacity when signing. For stock held in Joint Tenancy, each joint owner should sign.)

                         NORTHWEST TELEPRODUCTIONS, INC.

                             1993 STOCK OPTION PLAN

                       (As Amended Through July 31, 1999)

                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a)      "Affiliates" shall mean a Parent or Subsidiary of the Company.

         (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

         (c) The "Company" shall mean NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

         (f) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

         (g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (h) The "Plan" means the Northwest Teleproductions, Inc. 1993 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (i) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of "non-qualified stock options" pursuant to
Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve
(12) months after the adoption of the Plan by the Board of Directors. In no event shall any stock options be exercisable prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options previously granted shall be revoked.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three Hundred Eighty-five Thousand (385,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the

         Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under Section 9(a) herein.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such federal, state and local withholding and employment-related taxes, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under
         Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11

                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction) and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Board or the Committee may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                   SECTION 17

                                CHANGE OF CONTROL

         (a) Definitions. For purposes of this Section 17, the following definitions shall apply:

                  (1) "Change of Control" shall mean any of the following events:

                           (A) A merger or consolidation to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;

                           (B) The direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing, in the aggregate, twenty percent (20%) or more of the total combined voting power of all classes of the Company's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                           (C) The sale of the properties and assets of the Company substantially as an entirety, to any person or entity which is not a wholly-owned subsidiary of the Company;

                           (D) The shareholders of the Company approve any plan or proposal for the liquidation of the Company; or

                           (E) A change in the composition of the Board of the Company at any time during any consecutive twenty-four (24) month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purposes of this event, "Continuity Directors" means those members of the Board who either:

                                    (i)      were directors at the beginning of
                                             such consecutive twenty-four (24)
                                             month period; or

                                    (ii)    were elected by, or on the
                                            nomination or recommendation of, at
                                            least a two-thirds (2/3) majority of
                                            the then-existing Board.

                  (2) "Change of Control Action" shall mean any payment (including any benefit or transfer of property) in the nature of compensation to or for the benefit of an Optionee under any arrangement which is considered to be contingent on a Change of Control for purposes of Internal Revenue Code Section 280G. As used in this definition, the term "arrangement" means any agreement between an Optionee and the Company or its Subsidiary and shall include, without limitation, any and all of the Company's or the Subsidiary's salary, bonus, incentive, restricted stock, stock option, compensation or benefit plans, programs or arrangements and this Plan.

                  (3) "Change of Control Termination" shall mean, with respect to an Optionee, any of the following events occurring within two (2) years after a Change of
                           Control:

                           (A) The termination of the Optionee's employment by the Company or its Subsidiary for any reason, with or without cause, except for conduct by the Optionee constituting (i) a felony involving moral turpitude under either federal law or the law of the state of the Company's incorporation or (ii) the Optionee's willful failure to fulfill his employment duties with the Company or its Subsidiary; provided, however, that for purposes of this clause (ii), an act or failure to act by the Optionee shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Optionee's action or omission was in the best interests of the Company or its Subsidiary; or

                           (B) The termination of employment with the Company or its Subsidiary by the Optionee for Good Reason.

                           A Change of Control Termination shall not include a termination of employment by reason of death, disability or retirement. For purposes of this
                           Section 17, "disability" means a mental or physical condition of the Optionee resulting from illness, injury or disease which, as determined by the Board or the Committee, causes the Optionee to be unable to perform the normal duties of his or her employment with the Company or its Subsidiary and is reasonably expected to be of long and indefinite duration or result in death. For purposes of this Section 17, "retirement" means the Optionee's termination of employment on or after the date the Optionee has attained age sixty-five (65).

                  (4) "Good Reason" shall mean a good faith determination by the Optionee, communicated in writing to the Board of Directors of the Company or Subsidiary, as the case may be, that, in the Optionee's sole and absolute judgment, any one or more of the following events has occurred without the Optionee's express written consent after a Change of Control:

                           (A) A change in the Optionee's reporting responsibilities, titles or offices as in effect immediately prior to the Change of Control, or any removal of the Optionee from or any failure to re-elect the Optionee to any of such positions, which has the effect of diminishing the Optionee's responsibility or authority;

                           (B)      A reduction by the Company or its
                                    Subsidiary, in the Optionee's base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time thereafter;

                           (C) A requirement imposed by the Company or its Subsidiary on the Optionee that results in the Optionee being based at a location that is outside of a twenty-five (25) radius mile of the Optionee's job location at the time of the Change of Control;

                           (D) Without the adoption of a replacement plan, program or arrangement that provides benefits to the Optionee that are equal to or greater than those benefits that are discontinued or adversely affected:

                                    (i)     The failure by the Company or the
                                            Subsidiary to continue in effect,
                                            within its maximum stated term, any
                                            pension, bonus, incentive, stock
                                            ownership, stock purchase, stock
                                            option, life insurance, health,
                                            accident, disability, or any other
                                            employee compensation or benefit
                                            plan, program or arrangement, in
                                            which the Optionee is participating
                                            immediately prior to a Change of
                                            Control; or

                                    (ii)    The taking of any action by the
                                            Company or its Subsidiary that would
                                            adversely affect the Optionee's
                                            participation or materially reduce
                                            the Optionee's benefits under any of
                                            such plans, programs or
                                            arrangements;

                                    Provided, however, that this clause (4)
                                    shall not apply if the failure to adopt such replacement plans, programs or arrangements discontinues or adversely affects benefits provided to all employees of the Company or the Subsidiary;

                           (E) Any action by the Company or its Subsidiary that would materially adversely affect the physical conditions existing at the time of the Change of Control in or under which the Optionee performs his or her employment duties; or

                           (F) If the Optionee's primary employment duties are with a Subsidiary of the Company, the sale, merger, contribution, transfer or any other transaction relating to the Company's ownership interest in such Subsidiary and which decreases such ownership interest below the level specified in Section 2.28; or

                           (G) Any material breach by the Company or its Subsidiary of any employment agreement between the Optionee and the Company or its Subsidiary.

         (b) Acceleration of Vesting. Subject to the restrictions of Section 17(c) below, in the event of a Change of Control Termination of an Optionee and without further action of the Board, the Committee or otherwise, each incentive stock option or nonqualified stock option granted to such Optionee pursuant to this Plan shall become immediately exercisable in full, any restrictions that may apply to the exercisability of the incentive stock option or nonqualified stock option shall be deemed to be satisfied notwithstanding any provision in this Plan or the Option Agreement to the contrary, and the incentive stock option or nonqualified stock option shall remain exercisable until the expiration of such option.

         (c) Limitations on Change of Control Compensation. Notwithstanding anything in this Section 17 to the contrary, an Optionee shall not be entitled to receive any Change of Control Action which would, with respect to the Optionee, constitute a "parachute payment" for purposes of Internal Revenue Code
Section 280G. In the event any Change of Control Action would, with respect to the Optionee, constitute a "parachute payment," the Optionee shall have the right to designate those Change of Control Action(s) which would be reduced or eliminated so that the Optionee will not receive a "parachute payment."

         (d) Limitations on Board's and Committee's Actions. Prior to a Change of Control, the Optionee shall have no rights under this Section 17, and the Board shall have the power and right, within its sole discretion, by a resolution adopted by a two-thirds (2/3) majority to rescind, modify or amend this Section 17 without any consent of the Optionee. In all other cases, and notwithstanding the authority granted to the Board or the Committee to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Board nor the Committee shall, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Section 17.